As Filed with the Securities and Exchange Commission on February 28, 2001
                                                               File Nos. 2-14675
                                                                       811-00861
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 76

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 76

                             INVESTORS RESEARCH FUND

     (which by this Amendment is adopting and succeeding to the Registration
       Statement of Investors Research Fund, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 2-14675 and 811-00861, respectively) for all purposes, including for purposes of calculating registration fees pursuant to Rule 24f-2 under the Investment Company Act of 1940)

               (Exact name of Registrant as specified in charter)

                           1111 Santa Monica Boulevard
                              Los Angeles, CA 90025
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (310) 996-3256

                                 MICHAEL GLAZER
                      Paul, Hastings, Janofsky & Walker LLP
                              555 S. Flower Street
                              Los Angeles, CA 90071
                     (Name and address of agent for service)

             It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to Rule 485(b)
     [ ]  on __________ pursuant to Rule 485(b)
     [X]  60 days after filing pursuant to Rule 485(a)(1)
     [ ]  75 days after filing pursuant to Rule 485(a)(2)
     [ ]  on __________ pursuant to Rule 485(a)

================================================================================

                                     PART A


                                 PROSPECTUS FOR


                            INVESTORS RESEARCH FUND

                             INVESTORS RESEARCH FUND

                                   PROSPECTUS

     Investors Research Fund is a mutual fund that seeks growth of capital over the long term by investing primarily in domestic equity securities.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE OF THESE SHARES OR DETERMINE IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is ___________, 2001

                                TABLE OF CONTENTS

An Overview of the Fund........................................................1
Performance....................................................................2
Fees and Expenses..............................................................2
Investment Objective and Principal Investment Strategies.......................3
Principal Risks of Investing in the Fund.......................................4
Investment Advisor.............................................................5
Shareholder Information........................................................5
  How to Buy Shares............................................................5
  Reductions in the Sales Charge...............................................6
  How to Sell Shares...........................................................9
Pricing of Fund Shares........................................................11
Dividends and Distributions...................................................11
Tax Consequences..............................................................12
Rule 12b-1 Fees...............................................................12
Financial Highlights..........................................................13

                             AN OVERVIEW OF THE FUND

THE FUND'S INVESTMENT GOAL

The Fund seeks growth of capital over the long term.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in common stocks of large capitalization domestic companies that combine growth potential with superior financial strength. The Advisor attempts to outperform the S&P 500 Index on a consistent basis while minimizing risk. In selecting investments, the Advisor starts with an overall study of the investment environment and current economic climates, referred to as a "top down" approach with a growth style bias. The Advisor uses fundamental research and analysis to determine which particular stocks to purchase or sell.

PRINCIPAL RISKS OF INVESTING IN THE FUND

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

*    The stock market goes down
*    Interest rates rise which can result in a decline in the equity market
* Stocks in the Fund's portfolio may not increase their earnings at the rate anticipated
* There is no guarantee that the Fund will outperform the S&P 500 Index and may underperform it.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for investors who:

*    Are pursuing a long-term goal such as retirement
*    Want an equity investment in established, well-known companies
* Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

The Fund may not be appropriate for investors who:

*    Need regular income or stability of principal
*    Are pursuing a short-term goal

                                   PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by comparing the Fund's performance with a broad measure of market performance. The bar chart do not reflect sales charges that you may pay to purchase Fund shares. If they were included, the returns would be less than the amount shown. Unlike the bar chart, the table assumes that the maximum sales charge was paid. Past performance does not guarantee future results.

[Bar chart]
2000:    -15.13%
[end Bar chart]

During the period shown in the bar chart, the Fund's highest quarterly return was 4.42% for the quarter ended March 31, 2000 and the lowest quarterly return was -13.32% for the quarter ended December 31, 2000.

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of December 31, 2000

                                                                 SINCE INCEPTION
                                                      1 Year        (3/31/99)
                                                      ------        ---------
INVESTORS RESEARCH FUND +                            -19.80%          -3.03%
S&P 500 INDEX*                                        -9.10%           2.72%

----------
+ Westcap Investors, LLC was appointed investment manager on April 1, 1999. Previous periods during which the fund was advised by another advisor are not shown.
* The Standard & Poor's 500 Composite Index is an asset weighted, broad based measurement of changes in stock market conditions based on the coverage performance of 500 widely held common stocks.

                                FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price) ...................................    5.50%
Maximum deferred sales charge (load) ..................................    None
Redemption fee** ......................................................    None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees .......................................................    0.50%
Distribution and Service (12b-1 Fees) .................................    0.25%
Other Expenses ........................................................    1.70%
                                                                          -----

Total Annual Fund Operating Expenses ..................................    2.45%
                                                                          =====
----------
** You may pay a redemption fee of 1.00% on the value of shares you have purchased without paying a sales charge if you sell those shares within one year of their purchase.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

One Year ..................  $  881
Three Years ...............  $1,272
Five Years ................  $1,784
Ten Years .................  $3,183

            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     The goal of the Fund is to seek growth of capital over the long term.

     The Fund invests primarily in common stocks of domestic companies with a market capitalization in excess of $1 billion.

     The process of selecting securities for the Fund starts with an overall study of the investment environment and current economic situation worldwide. This is often referred to as a "top down" approach to investing. The Advisor attempts to forecast the investment and economic environment for the next two to five years. The Advisor then uses these research findings to formulate a list of industries and companies that it considers promising investments. The Advisor divides the economy into sectors that will contribute to growth, sectors that will restrain growth and those sectors that will be neutral. A further subdivision is made and a portfolio matrix is developed on the basis of the industry groups that are expected to outperform the S&P 500 over the coming twelve to eighteen months and those expected to underperform. Investments are emphasized in those industries expected to outperform the S&P 500.

     The research process involves an analysis of a company's financial and other market data, meetings with company management as well as consultation with outside analysts and consultants.

     Although not a principal investment strategy, the Fund may invest to a limited extent in U.S. dollar denominated securities of foreign companies through the purchase of American Depository Receipts (ADRs).

     While portfolio securities are generally acquired for the long term, the Fund's position in a security may be reduced or sold when information becomes available that is deemed to negatively affect the anticipated long- or short-term earnings outlook or the security is overvalued relative to other companies whose growth rates and earnings outlook are similar to the security in question.

     Under normal market conditions, the Advisor anticipates that the Fund will have a low rate of portfolio turnover. This should result in the realization and distribution to shareholders of lower capital gains, which could be considered tax efficient. This anticipated lack of frequent trading could also lead to lower transaction costs, which could help to improve the Fund's performance. Prior to April 1, 1999, the Fund was managed by other investment advisors with different investment techniques than the Advisor employs. This resulted in the Fund experiencing high rates of portfolio turnover.

     Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in U.S. Treasury bills or hold cash in interest-bearing bank accounts in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

     The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return are summarized in "An Overview of the Fund." These risks are discussed in more detail below.

     MANAGEMENT RISK. Management risk means that your investment in the Fund varies with the success and failure of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

     MARKET RISK. Market risk means that the price of common stock may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Since the Fund invests in equity securities, its share price may change daily in response to stock market movements.

     FOREIGN SECURITIES RISK. The Fund may invests in American Depositary Receipts, which constitute investments in companies in foreign countries. Investment in foreign countries involve special risks such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information, or unstable political environments.

                               INVESTMENT ADVISOR

     Westcap Investors, LLC, the Fund's investment advisor, is located at 11111 Santa Monica Boulevard, Suite 820, Los Angeles, CA 90025. The Advisor has been providing investment advisory services since 1992. The Advisor supervises the Fund's investment activities and determines which securities are purchased and sold by the Fund. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a quarterly management fee based upon its average daily net assets at the annual rate of 0.50%.

PORTFOLIO MANAGER

     Glenn C. Weirick, CFA, CIC, President and co-founder of the Advisor, is responsible for the day-to-day management of the Fund's portfolio. Mr. Weirick also serves as Chairman of the Advisor's Investment Policy Committee. Prior to Westcap, Mr. Weirick served as Chairman of the Equity Policy Committee, the Director of Investment Research and as Managing Director of Equities and Convertible Securities at Trust Company of the West. He also was the Manager of the TCW Convertible Securities Fund from 1987 to 1992.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

     You may open a Fund account with $500. You may open a retirement plan account with $250. Once you have opened a Fund account, you can make subsequent investments in any amount. You may also open a Fund account with $25 and add to your account each month with $25 or more through the Automatic Investment Plan. The Fund may waive minimum investment requirements from time to time.

     You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

     Shares of the Fund are sold at the public offering price. The public offering price is the net asset value of a Fund share, plus a front-end sales charge. The sales charge declines with the size of your purchase, as shown below:

                                     As a Percentage of       As a Percentage of
Your Investment                        Offering Price           Your Investment
---------------                        --------------           ---------------
Less than $25,000                           5.50%                    5.82%
$25,000 but less than $50,000               5.00%                    5.26%
$50,000 but less than $100,000              4.50%                    4.71%
$100,000 but less than $250,000             3.50%                    3.63%
$250,000 but less than $500,000             2.50%                    2.56%
$500,000 but less than $750,000             2.00%                    2.04%
$750,000 but less than $1,000,000           1.50%                    1.52%
$1,000,000 or more                          None*                    None*

----------
* Shareholders who buy $1 million of Fund shares without paying a sales charge may be charged a redemption fee of 1.00% on redemptions made within one year of purchase.

Shares you purchased with reinvested dividends are not subject to sales charge.

WAIVER OF THE SALES CHARGE

     Shares of the Fund may be sold at net asset value (without a sales charge) to: (1) trusteess, officers and employees of the Fund, the Advisor or its affiliates, its shareholder services provider and principal underwriter or their affiliates, and their immediate families; (2) investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and (3) persons and their direct family members who are affiliated with clients of the Advisor and to persons sponsored to the Fund by the Advisor and to any trust, pension, profit sharing or other benefit plan for such persons.

REDUCTIONS IN THE SALES CHARGE

     There are several ways you can combine multiple purchases to take advantage of the breakpoints in the sales charge schedule.

     WITH OTHER FAMILY MEMBERS. If shares are purchased by you, your spouse and any children under the age of 21, all the shares purchased at one time may be counted as a single purchase for purposes of the sales charge. You must identify the accounts that you would like linked in order to take advantage of this privilege. Please contact the Transfer Agent to initiate this privilege.

     WITH CERTAIN GROUPS. If you buy shares through a qualifying group organized for a purpose other than to buy mutual fund shares, the purchases may be treated as a single purchase.

     THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through a trustee or fiduciary account and Individual Retirement Account of a single employer, the purchases may be treated as a single purchase.

     UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention, you can buy shares over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

BY CHECK

     If you are making your first investment in the Fund, simply complete the Application Form included with this Prospectus and mail it with a check (made payable to "Investors Research Fund") to:

Investors Research Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

     If you wish to send your Application Form and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

Investors Research Fund
c/o Ultimus Fund Solutions, LLC
135 Merchant St., Suite 230
Cincinnati, OH 45246

     If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Investors Research Fund" to the Fund in the envelope provided with your statement or to the address above. You should write your account number on the check.

BY WIRE

     If you are making your first investment in the Fund, before you wire funds you should call the Transfer Agent at (800) 292-6775 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number. You should then complete the Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to:

Firstar Bank, N.A.
ABA# 042000013
Attention: Investors Research Fund
Credit Account # 19945-6948
Account name (shareholder name)
Shareholder account number __________________

     If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. IT IS ESSENTIAL THAT YOUR BANK INCLUDE COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

     You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

AUTOMATIC INVESTMENT PLAN

     For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $25. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

     The Fund offers Individual Retirement Account ("IRA") plans, Profit-Sharing Plans, Money Purchase Plans, Simplified Employee Pension Plans and 403(b) Plans. You may obtain information about opening a retirement account by calling the transfer agent at (800) 292-6775.

HOW TO SELL SHARES

     You may sell (redeem) your Fund shares on any day the New York Stock Exchange is open for business.

     You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Investors Research Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

     To protect the Fund and its shareholders, a signature guarantee is required for all written redemption requests of more than $50,000. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

     You may redeem all or some of your shares by calling the Transfer Agent at
(800) 292-6775 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. If you do not wish to have this option activated for your account, mark the appropriate section in the Account Application. Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you have completed the Electronic Wire Privilege of the Account Application, you may request that redemption proceeds be wired two banking days after your telephone redemption request to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, of $13 will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

     When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

     You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

     Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

     The Fund may redeem the shares in your account if the value of your account is less than $500 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

     The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. The Fund does not expect to do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

AUTOMATIC WITHDRAWAL PLAN

     As another convenience, you may redeem your Fund shares through the Automatic Withdrawal Plan. If you elect this method of redemption, the Fund will send you a check in the minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $5,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

     A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

REINVESTMENT AFTER REDEMPTION

     If you redeem shares in your Fund account, you can reinvest within nine months from the date of redemption all or any part of the proceeds in shares of the Fund, at net asset value, on the date the Transfer Agent receives your purchase request. Any redemption fee paid will be credited back to your account. To take advantage of this option, send your reinvestment check along with a written request to the Transfer agent with nine months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege." You may use this reinvestment privilege only once.

THE FUND MAY CLOSE SMALL ACCOUNTS

     Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by the Fund if, due to redemptions you have made, the total value of your account is reduced to less than $500. If the Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action.

                             PRICING OF FUND SHARES

     The price of the Fund's shares is based on the Fund's net asset value. This is determined by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the value of the Fund's investments at market value, plus any cash and other assets. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

     The net asset value of the Fund's shares is determined as of the close of regular trading on the New York Stock Exchange. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31.

     All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividend and capital gain distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                TAX CONSEQUENCES

     The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

     If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                                 RULE 12b-1 FEES

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This rule allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The Plan provides for the payment of a distribution and service fee at the annual rate of up to 0.25% of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

     This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by ___________ LLP for the year ended September 30, 2000 and by other independent accountants for the previous years. __________ report and the Fund's financial statements are included in the Annual Report, which is available upon request.

PER SHARE DATA
(for one share outstanding throughout each year)                  Years Ended September 30,
                                                   -------------------------------------------------------
                                                    2000       1999(2)     1998(1)      1997        1996
                                                   -------     -------     -------     -------     -------
Net asset value, beginning of year                 $  3.75     $  3.32     $  4.76     $  4.33     $  4.10

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                        0.00+      (0.02)       0.04        0.09        0.26
  Net realized and unrealized gain
  (loss) on investments                               0.46        0.53       (0.40)       1.11        0.33
Total from investment operations                      0.46        0.51       (0.36)       1.20        0.59

LESS DISTRIBUTIONS:
  From net investment income                            --       (0.03)      (0.08)      (0.28)      (0.07)
  From net realized gain                                --       (0.05)      (1.00)      (0.49)      (0.29)
Total distributions                                     --       (0.08)      (1.08)      (0.77)      (0.36)

Net asset value, end of year                       $  4.21     $  3.75     $  3.32     $  4.76     $  4.33

Total return(3)                                      12.27%      15.46%      (9.55%)     30.42%      14.66%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (millions)                 $    20     $    20     $    24     $    33     $    30

Ratio of expenses to average net assets               2.45%       2.39%       1.85%       1.77%       1.76%
Ratio of net investment income (loss) to
Average net assets                                   (1.71%)     (0.73%)      0.91%       1.94%       6.67%

Portfolio turnover rate                              48.39%     114.35%     260.95%     294.81%     669.79%

----------
+    Amount represents less than $0.01 per share.
(1)  Fund changed investment advisers on June 22, 1998.
(2)  Fund changed investment advisers on April 1, 1999.
(3)  Sales loads are not reflected in total return.

                             INVESTORS RESEARCH FUND
                          11111 SANTA MONICA BOULEVARD
                              LOS ANGELES, CA 90025


                               INVESTMENT ADVISOR

                             Westcap Investors, LLC
                     11111 Santa Monica Boulevard, Ste. 820
                              Los Angeles, CA 90025


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261-E
                                Phoenix, AZ 85018


                                 TRANSFER AGENT

                          Ultimus Fund Solutions, LLC
                          135 Merchant St., Suite 230
                              Cincinnati, OH 45246
                                 1-800-292-6775


For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                           Ultimus Fund Solutions, LLC
                           135 Merchant St., Suite 230
                              Cincinnati, OH 45246
                            Telephone: 1-800-292-6775

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available:

* Free of charge from the Commission's EDGAR database on the Commission's Internet website at http:www.sec.gov, or

* For a duplicating fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

* For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                          (The Fund's SEC Investment Company Act
                                                       file number is 811-00861)

                                     PART B


                    STATEMENT OF ADDITIONAL INFORMATION FOR


                            INVESTORS RESEARCH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                               ____________, 2001


                             INVESTORS RESEARCH FUND
                     11111 SANTA MONICA BOULEVARD, STE. 820
                              LOS ANGELES, CA 90025
                                 (800) 292-6775


     This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated _________, 2001, as it may be revised, of the Investors Research Fund (the "Fund"). Westcap Investors, LLC (the "Advisor) is the investment advisor to the Fund. Copies of the Fund's Prospectus are available at no charge by calling the above number.

                                TABLE OF CONTENTS

THE FUND.......................................................................2
INVESTMENT OBJECTIVE AND POLICIES..............................................2
INVESTMENT RESTRICTIONS........................................................3
DISTRIBUTIONS AND TAX INFORMATION..............................................6
DIRECTORS AND EXECUTIVE OFFICERS...............................................8
THE FUND'S INVESTMENT ADVISOR.................................................10
THE FUND'S ADMINISTRATOR......................................................11
THE FUND'S DISTRIBUTOR........................................................12
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................13
PORTFOLIO TURNOVER............................................................14
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................15
DETERMINATION OF SHARE PRICE..................................................20
PERFORMANCE INFORMATION.......................................................21
GENERAL INFORMATION...........................................................22
DESCRIPTION OF THE FUND.......................................................22
FINANCIAL STATEMENTS..........................................................23

                                    THE FUND

     The Fund is an open-end management investment company. It was originally organized as a Delaware corporation in 1959 and reorganized into a Delaware business trust on __________, 2001. The Fund is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the duplicating fee.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek growth of capital over the long term. The Fund is diversified, which under applicable federal law means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer (other than securities issued or guaranteed by the U. S. Government or its agencies and instrumentalities), and (2) it may hold no more than 10% of the outstanding voting securities of a single issuer. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

     PREFERRED STOCK. The Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer by dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities (bonds, notes, debentures, preferred stock and other securities convertible into common stocks) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a rated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

     FOREIGN INVESTMENTS. The Fund may invest up to 20% of its net assets in securities of foreign issuers in the form of sponsored American Depositary Receipts ("ADRs"). ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies. The Advisor has a policy of investing only in ADRs of foreign companies that satisfy U.S. disclosure requirements and reconcile their home market accounting to the generally accepted accounting principles observed by U.S. companies and that provide audited financial statements based on such principles on at least an annual basis. The sponsoring banks require that the foreign companies provide direct disclosure to the bank and make monetary deposits of dividends directly to the sponsoring bank.

     RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

     POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

     LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     TAXES. The interest and dividends payable on some of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

     INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies in pursuit of its investment objective. The Fund does not have any current intention to invest fund assets in any investment companies other than money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro-rata portion of each other investment company's advisory and operational expenses.

                             INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

1. Purchase any securities on margin or lend money or securities. The Fund may, however, purchase notes, bonds, certificates of deposit or evidences of indebtedness of a type commonly distributed by financial institutions.

2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 33-1/3 % of its total assets (not including the amount borrowed).

3.  Sell any securities short, or distribute or underwrite securities of others.

4. Invest more than 5% of the value of its gross assets in securities of any one issuer, other than those of the U.S. Government.

5. Own more than 10% of the outstanding voting, or any other class of, securities of a single issuer.

6. Purchase and sell commodities and commodity contracts, or real estate.

7. Purchase securities of other investment companies as permitted by the 1940
Act.

8. Invest in any companies for the purpose of exercising control or management.

9. Own the securities of any company in which any officer or trustee of the Fund has a substantial financial interest.

10. Trade in securities with trustees and officers of the Fund.

11. Invest in restricted equity securities, commonly known as "letter stock," warrants, oil, gas and other mineral leases, and illiquid securities and also may not invest or engage in arbitrage transactions or in puts, calls, straddles or spreads.

12. Issue any shares for any consideration other than cash or securities in which the Fund would otherwise be permitted to invest.

13. Invest 25% or more of its total assets in any one industry or industry group.

A policy not deemed fundamental may be changed without shareholder vote.

     If a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except with respect to borrowing or the purchase of restricted or illiquid securities.

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

     Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

     Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

TAX INFORMATION

     The Fund intends to qualify and continue to elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

     The Fund's ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designate the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for their taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

     A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

     Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

     In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

                         TRUSTEES AND EXECUTIVE OFFICERS

     The Trustees of the Fund are responsible for the overall management of the Fund, including general supervision and review of the investment activities of the Fund. The Trustees elect the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. The current Trustees and officers, their affiliations, dates of birth and principal occupations for the past five years are set forth below. Unless noted otherwise, each person has had the principal occupation listed for a minimum of five years.

                                 Position Held
Name and Address                 with the Fund              Principal Occupation
----------------                 -------------              --------------------
Glenn C. Weirick,*+ (64)         President and Trustee      President and Director of Westcap
11111 Santa Monica Boulevard,                               Investors, LLC since 1992.
Ste. 820,
Los Angeles, CA 90025

Hugh J. Haferkamp,* (73)         Trustee                    Attorney-at-law in private practice in the
11800 Baccarat Lane, NE                                     Santa Barbara area; formerly, President of
Albuquerque, NM 87111-7600                                  the Fund and legal counsel to the Fund for
                                                            approximately 19 years.

Michael A. Marshall, (64)        Trustee                    Engaged in real estate and property
2175 Boundary Drive                                         management, M-P Marshall & Co.;  formerly,
Santa Barbara, CA 93108                                     Senior Vice-President of Prudential
                                                            California Realty.

Richard Chernick, (55)           Trustee                    Retired Partner of the Los Angeles Law Firm
3055 Wilshire Boulevard                                     of Gibson, Dunn & Crutcher; currently
Los Angeles, CA 90010-1108                                  active in arbitration and mediation of
                                                            disputes in the Los Angeles area.

Harry P. Gelles, (67)            Trustee                    Formerly Vice President - Institutional
1114 State Street                                           Investments, Goldman Sachs, and Managing
Santa Barbara, CA                                           Director, Dean Witter Reynolds; Director,
                                                            Chelsea Management Company, an investment
                                                            management company in Los Angeles.

Leonard S. Jarrott, (55)         Trustee                    Real Estate Investment Advisor and
3532 Chuparosa Drive                                        independent Real Estate Broker in Santa
Santa Barbara, CA  93105                                    Barbara, CA.

William J. Nasif, (58)           Trustee                    Certified Public Accountant and Partner of
1111 Garden Street                                          Nasif, Hicks, Harris & Co., Certified
Santa Barbara, CA  93101                                    Public Accountants of Santa Barbara, CA.

                                 Position Held
Name and Address                 with the Fund              Principal Occupation
----------------                 -------------              --------------------
Mark Schniepp, (46)              Trustee                    Senior Economist, California State
944 Randolph Road                                           Controllers office, and Director,
Santa Barbara, CA 93111                                     California Economic Forecast Project.

Dan B. Secord, (64)              Trustee                    Retired, physician of obstetrics and
2329 Oak Park Lane                                          gynecology.  Mayor Pro Tem, City of Santa
Santa Barbara, CA  93105                                    Barbara; Member, Santa Barbara City
                                                            Council.

Geoffrey I. Edelstein,* (37)+    Senior Vice President,     Managing Director of Westcap Investors,
11111 Santa Monica Boulevard,    Secretary and Treasurer    LLC since 1992.
Ste. 820
Los Angeles, CA 90025

Gregory S. Weirick* (35)+        Senior Vice President      Treasurer and Managing Director of Westcap
11111 Santa Monica Boulevard                                Investors, LLC since 1992.
Los Angeles, CA 90025

Bradley G. Slocum,* (43)         Senior Vice President      Managing Director of Westcap Investors, LLC
11111 Santa Monica Boulevard                                since 1992.
Los Angeles, CA 90025

----------
*    Indicates an "interested person" of the Fund as defined in the 1940 Act.
+ Mr. Glenn C. Weirick and Mr. Gregory S. Weirick are father and son. Mr. Edelstein is Mr. Glenn C. Weirick's son-in-law. This person is an affiliate of the Advisor and the Funds.

     The Board of Trustees has established an Audit Committee. That Committee's functions are to supervise and oversee audits by the Fund's independent accountants, review the auditor's audit plans and procedures and to review the auditor's recommendations concerning the Fund's accounting records, procedures and internal controls. Messrs. Chernick, Nasif, Secord and Schniepp currently comprise the Audit Committee.

     The Board of Trustees also established a Nominating Committee. The functions of the Committee are to recommend to the Board candidates for all trustee and officer positions which are to filled by the shareholders or to be filled by the Board and to recommend to the Board trustees to fill the seats on Board committees. The current members of the nominating committee are Messrs. Marshall, Jarrott and Gelles.

     Each Trustee who is not an "interested person" of the Fund receives a fee of $500 for each regular Board meeting and each committee meeting attended. Set forth below is the total compensation from the Fund received by the following Trustees for the fiscal year ended September 30, 2000. No other compensation were received by any Trustee or officer from the Registrant.

                           Total Compensation
Name of Trustee                From Fund *
---------------                -----------
Hugh J. Haferkamp                $19,715**
Michael A. Marshall              $ 2,000
Richard Chernick                 $ 1,500
Harry P. Gelles                  $ 2,000
Leonard S. Jarrott               $ 2,000
William J. Nasif                 $ 2,000
Mark Schniepp                    $ 1,500
Dan B. Secord                    $ 2,000

----------
* Compensation to officers and interested Trustees of the Fund, other than Mr. Hugh J. Haferkamp, is paid by the Advisor.
**   Includes fees for legal services of $17,715.

     As of February 23, 2001, the Trustees and officers of the Trust, as a group, owned beneficially and of record less than 1% of the outstanding shares of the Fund.

                          THE FUND'S INVESTMENT ADVISOR

     Investment advisory services are provided to the Fund by Westcap Investors, LLC, the Fund's Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). As compensation, the Fund pays the Advisor an annual management fee of 0.50% of the Fund's daily net assets.

     The Agreement was approved March 27, 2001 by the Board of Trustees and by the shareholders of the Fund at a shareholder meeting. The Advisory Agreement will continue in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

     The Corporation, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Advisor permits its principals and employees to buy and sell securities for their own accounts in accordance with a policy governing personal investing by its principals and employees. The policy requires officers, inside trustees and employees to pre-clear all transactions in securities that are not exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to affect adversely any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

     In addition to the pre-clearance requirement described above, all personal transactions must be reported on a quarterly basis to an designated officer. All reportable transactions are reviewed for compliance with the policy.

     From June 22, 1998 through March 30, 1999, advisory services were provided by Fox Asset Management, Inc. Prior to June 22, 1998, advisory services were provided by Lakeview Securities Corporation.

     During the fiscal year ended September 30, 2000, the Advisor received advisory fees totaling $107,938. For the fiscal year ended September 30, 1999, the Fund paid advisory fees totaling $113,704 (for the period October 1, 1998 through March 31, 1999 $75,978 was paid to Fox Asset Management, Inc. and for the period April 1, 1999 through September 30, 1999 $37,726 was paid to Westcap Investors, LLC). For the fiscal year ended September 30, 1998, the Fund paid advisory fees totaling $147,957 (for the period October 1, 1997 through June 21, 1998 $113,452 was paid to Lakeview Securities Corporation and for the period June 22, 1998 through September 30, 1998 $34,505 was paid to Fox Asset Management, Inc.)

                            THE FUND'S ADMINISTRATOR

     On December 9, 1999, the Fund entered into an Administration Agreement with Investment Company Administration, LLC (the "Administrator") with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Fund renewed the Administration Agreement on March __, 2001, subsequent to its reorganization. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, the Fund will pay the Administrator a fee at the annual rate of 0.10% on the first $200 million of the Fund's average daily net assets, 0.05% on the next $300 million of the Fund's average daily net assets and 0.03% on average daily net asset above $500 million, subject to an annual minimum of $40,000. During the fiscal year ended September 30, 2000, the Administrator received fees of $45,065. The Fund did not pay any administration fees during the fiscal year ended September 30, 1999.

                             THE FUND'S DISTRIBUTOR

     First Fund Distributors, Inc. (the "Distributor"), located at 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona, 85018, an affiliate of the Administrator, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not "interested persons" of any such party (as defined in the 1940 Act), in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     For the fiscal year ended September 30, 2000, the aggregate sales commissions received by the Distributor were $6,408.

     Prior to December 7, 1999, ND Capital, Inc. acted as the Fund's principal underwriter. For the fiscal years ended September 30, 1998, Diversified Securities, Inc. acted as the Fund's principal underwriter. For the period October 1, 1998 through September 30, 1999, ND Capital, Inc. received sales charges on the sale of Fund shares in the amount of $281. For the fiscal years ended September 30, 1998, Diversified Securities, Inc., received sales charges on the sale of Fund shares in the amount of $4,483. None of the sales charges received by either underwriter were paid by the Fund.

     The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Plan") under the 1940 Act. The Plan provides that the Fund will pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to broker-dealers who have engaged in the marketing and distributions of the Fund's shares.

     Pursuant to the Plan, the Fund paid fees of $45,489 for the fiscal year ended September 30, 2000, all of which was paid to broker-dealers for servicing their clients' Fund accounts. During the Fund's fiscal year ended September 30, 1999, the Fund paid fees of $51,369, of which $43,869 was paid to broker-dealers for servicing their clients' Fund accounts and $7,500 was for miscellaneous expenses.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

     Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

     In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

     While it is the Fund's general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. Research services include such items as reports on investment environment, industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, and various trading and/or quotation services and equipment. They also include advice as to the value of securities, availability of securities, availability of buyers and sellers. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

     Investment decisions for the Fund are made independently from those of other client accounts managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

     The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

     For the fiscal years ended September 30, 2000, 1999 and 1998, the Fund paid $36,241, $73,535 and $196,818, respectively, in brokerage commissions.

                               PORTFOLIO TURNOVER

     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." For the fiscal years ended September 30, 2000 and 1999, the Fund had a portfolio turnover rate of 48.39% and 114.35%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

HOW TO BUY SHARES

     The public offering price of Portfolio shares is the net asset value, plus the applicable sales charge. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund's Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time. If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE and forward it promptly to the Transfer Agent to receive that day's public offering price.

DEALER COMMISSIONS

     The Distributor pays a portion of the sales charges imposed on purchases of Fund shares to retail dealers, as follows:

                                                        Dealer Commission
                                                            as a % of
     Your investment                                      offering price
     ---------------                                      --------------
     Less than $25,000                                         4.67%
     $25,000 but less than $50,000                             4.25
     $50,000 but less than $100,000                            3.82
     $100,000 but less than $250,000                           2.97
     $250,000 but less than $500,000                           2.12
     $500,000 but less than $750,000                           1.70
     $750,000 but less than $1,000,000                         1.27
     $1,000,000 or more                                        None

REDUCED SALES CHARGES

     There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities.

     FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer, (iii) purchases made by an organized group of 200 or more persons, and (iv) whether incorporated or not, if the group has a purpose other than buying shares of mutual funds and has sponsored the Fund as an investment vehicle for its members. For further information on group purchase reductions, contact the Advisor or your dealer.

     STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention. A Statement is included in the Account Application included in the Prospectus. Please read it carefully before completing it.

     If you enter into a Statement of Intention you (or any "single purchaser" ) may state that you intend to invest at least $25,000 in the Fund over a 13-month period. The amount you say you intend to invest may include shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months. Shares having a value of 5% of the amount you state you intend to invest will be held on a restricted basis to make sure that any additional sales charges are paid. A Statement does not bind you to buy, nor does it bind the Advisor to sell, the shares covered by the Statement.

     No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying at one time the total amount indicated. For example, if you indicate that you intend to invest $25,000, you will pay a sales charge of 5% on each purchase. If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $25,000 and actually invest $50,000, you will, by retroactive adjustment, pay a sales charge of 4.5%.

     If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $25,000 and actually invest only $20,000, you will, by retroactive adjustment, pay a sales charge of 5.50%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

     RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge need not be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you. For example, if you owned $100,000 worth (at offering price) of Fund shares and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3.5%, not 4.5%. If you claim this right of accumulation, you or your dealer must so notify the Distributor (or Ultimus Fund Solutions, if the investment is mailed to Ultimus Fund Solutions) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

     The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

WAIVER OF SALES CHARGE

     Shares are sold at net asset value and without sales commission to the Trustees (including retired Trustees with long service), officers of the Fund, its Advisor and Distributor and broker-dealers who maintain selling agreements with the Distributor, or the bona fide employees or sales representatives of any of the foregoing who have acted as such for not less than 90 days, and to their family members or to any trust, pension, profit sharing or other benefit plan for such persons, upon written assurance that the shares are being purchased for investment purposes and will not be resold except through redemption or repurchase by or on behalf of the Fund.

     The Fund has agreed to waive the sales load on shares purchased by investors who have employed fee based investment advisers to assist them. This waiver applies to persons who are clients of financial institution trust departments, fee based financial advisers, and holders of "wrap accounts" established for the benefit of clients of broker-dealers who have sales agreements or similar arrangements with the Fund's Distributor with respect to sales of Fund shares. Shares will also be sold at net asset value to registered management investment companies or separate accounts of insurance companies.

     The Board of Trustees has also approved a program under which members of qualified organizations are able to invest at net asset value on the basis of broker cooperation. The arrangement applies when the following requirements are met: (1) the individual is a member of an organization which has at least 200 members, (2) that organization has sponsored the Fund as an investment vehicle for its members, and (3) the selling broker has agreed to waive any commission on the transactions of members of that organization investing in the Fund through that broker. The Distributor has agreed to waive its usual underwriting retention for investors meeting the above requirements.

     In connection with such shares, the Fund may impose a redemption fee of 1% on the shares redeemed within one year of original purchase. However, no such fee will be imposed on shares acquired by reinvestment of distributions or on shares which would have originally been exempt from a sales charge. In determining whether a redemption fee is payable, the Fund will first redeem shares acquired by reinvestment of distributions, secondly, shares held for over 12 months, and thirdly, shares held the longest during the 12-month period. Finally, shares will be sold at net asset value to persons who are affiliated with clients of the Advisor and to persons sponsored to the Fund by the Advisor.

     No commissions will be paid to dealers in connection with the sales of shares at net asset value under this program.

     The Fund reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

HOW TO SELL SHARES

     You can sell your Fund shares any day the NYSE is open for regular trading.

DELIVERY OF REDEMPTION PROCEEDS

     Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

TELEPHONE REDEMPTIONS

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

     The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. The Telephone Redemption Privilege may be modified or terminated without notice.

REDEMPTIONS-IN-KIND

     The Fund has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

AUTOMATIC INVESTMENT PLAN

     As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                          DETERMINATION OF SHARE PRICE

     As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

     In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees shall determine in good faith to reflect the security's fair value.

     The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                             PERFORMANCE INFORMATION

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter. The Fund may also advertise aggregate and average total return information over different periods of time.

     The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper Analytical Services, Inc. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:    P    =  a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted
          T    =  average annual total return
          n    =  number of years
          ERV  =  ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

     Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

                          Average Annual Total Returns
                            As of September 30, 2000

                                                      1 Year    Since Inception*
                                                      ------    ----------------
Investors Research Fund                                6.09%         6.09%

All return figures noted above include the maximum sales charge of 5.50%.

----------
* Westcap Investors, LLC was appointed investment manager on April 1, 1999. Previous periods during which the Fund was advised by another advisor are not shown.

                               GENERAL INFORMATION

     Investors in the Fund will be informed of the Fund's progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

     UMB Bank, located at 928 Grand Avenue, Kansas City, MO 64141 acts as Custodian of the securities and other assets of the Fund. Ultimus Fund Solutions, LLC, 135 Merchant St., Suite 230, Cincinnati, OH 45246 acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

     Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, CA 90071, are the independent auditors for the Fund.

     Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street Los Angeles, CA 90071, are legal counsel to the Fund.

     On February 23, 2001, James Howard & Anna Mae Noble Trust, 863 Avenida Acapulco, San Clemente, CA 93672-2406, owned of record 7.28% of the Fund's outstanding voting securities:

                             DESCRIPTION OF THE FUND

SHAREHOLDER LIABILITY

     Shareholders of a Delaware business trust are not personally liable for obligations of the Trust under Delaware law. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in such other states, those states might not apply Delaware law and might subject the Trust's shareholder to liability. To offset this risk, the Declaration of Trust: (i) recites that its shareholders are not liable for its obligations, and requires notice of this to be included in all Trust contracts, and (ii) requires the Trust to indemnify any shareholder who is held personally liable for the obligations of the Trust. Thus the risk of a Trust shareholder being subject to liability beyond his or her investment is limited to the following unusual circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the Trust is itself unable to meet its obligations. In the light of Delaware law, the nature of the Trust's proposed business, and the nature of its assets, we believe that the risk of personal liability to a Trust shareholder is remote.

VOTING RIGHTS

     Stockholders of the Fund have "cumulative voting" rights when voting for Trustees. These rights are established to permit the holders of a substantial minority of shares of the Fund to elect at least one trustee.

                              FINANCIAL STATEMENTS

     The Fund's annual report to shareholders for its fiscal year ended September 30, 2000 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

                                     PART C


                             OTHER INFORMATION FOR


                            INVESTORS RESEARCH FUND

                                     PART C

                                OTHER INFORMATION


ITEM 23. EXHIBITS

     (a)  Articles of Incorporation
          (i)   Certificate of Trust
          (ii)  Declaration of Trust - filed herewith

     (b)  By-laws - filed herewith

     (c)  Instruments Defining Rights of Security Holders: None

     (d) Form of Investment Advisory Contract between Westcap Investors, LLC and the Registrant - filed herewith

     (e) Form of Distribution Agreement between First Fund Distributors, Inc. and the Registrant - filed herewith

     (f)  Bonus or Profit Sharing Contracts: Not applicable

     (g)  Form of Custodian Agreement between UMB Bank, N.A. and the Registrant
          - filed herewith

     (h)  Other Material Contracts:
          (i)   Form of Administration Agreement between Investment Company
                Administration, LLC and the Registrant - filed herewith
          (ii)  Form of Transfer Agency and Service Agreement between Ultimus
                Fund Solutions, LLC and the Registrant - filed herewith
          (iii) Form of Fund Accounting Services Agreement between Ultimus Fund
                Solutions, LLC and the Registrant - filed herewith

     (i)  Opinion and Consent of Counsel: Paul, Hastings, Janofsky & Walker LLP
          - to be filed by amendment

     (j) Consent of Independent Auditors: Ernst & Young LLP - to be filed by amendment

     (k)  Omitted Financial Statements: None

     (l)  Initial Capital Agreement: None

     (m)  Rule 12b-1 Plan - filed herewith

     (n)  Rule 18f-3 Plan: Not applicable

     (o)  Powers of Attorney: None

     (p)  Codes of Ethics
          (i)   Investors Research Fund - filed herewith
          (ii)  Westcap Investors - filed herewith
          (iii) First Fund Distributors, Inc. - filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     No person is controlled by or under common control with the Registrant.

ITEM 25. INDEMNIFICATION

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article V of the Registrant's Declaration of Trust (Exhibit 23(a) to the Registration Statement), Section 11 of the Investment Advisory Agreement (Exhibit 23(d) to the Registration Statement), Section __ of the Distribution Agreement (Exhibit 23(e) to the Registration Statement), Section 8 of the Custodian Agreement (Exhibit 23(g) to the Registration Statement), Section __ of the Administration Agreement (Exhibit 23(h)(i) to the Registration Statement), Sections 7 and 8 of the Transfer Agency and Service Agreement (Exhibit 23(h)(ii) to the Registration Statement)and Sections 7 and 8 of the Fund Accounting Services Agreement (Exhibit 23(h)(iii) to the Registration Statement)), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

     The Registrant hereby undertakes that it will apply the above described indemnification provisions of its Declaration of Trust and service agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     None.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) First Fund Distributors, Inc., the Fund's principal underwriter, acts as principal underwriter for the following other investment companies:

          Advisors Series Trust
          Brandes Investment Funds
          Builders Fixed Income Fund, Inc.

          Dessauer Global Equity Fund
          Fleming Mutual Fund Group, Inc.
          Fremont Mutual Funds, Inc.
          Investec Funds
          Investors Research Fund
          Jurika & Voyles Fund Group
          Kayne Anderson Mutual Funds
          Masters' Select Investment Trust
          PIC Investment Trust
          Professionally Managed Portfolios
          Rainier Investment Management Mutual Funds
          Rochdale Investment Trust
          RNC Mutual Fund Group, Inc.
          The Purisima Funds
          Trust For Investment Managers
          TIFF Investment Program, Inc.
          SAMCO Funds, Inc.
          FFTW Funds, Inc.
          TT International U.S.A. Master Trust

     (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc.:

  Name and Principal            Position with               Position and Offices
   Business Address          Principal Underwriter             with Registrant
   ----------------          ---------------------             ---------------
Robert H. Wadsworth          President and Treasurer                None
4455 E. Camelback Road
Suite 261
Phoenix, AZ  85018

Eric M. Banhazl              Vice President                         None
2020 E. Financial Way
Suite 100
Glendora, CA  91741

Steven J. Paggioli           Vice President and Secretary           None
915 Broadway
Suite 1605
New York, NY  10010

     (c) Incorporated by reference from the Statement of Additional Information filed herewith as Part B.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession the Registrant's custodian and transfer agent, except those records relating to portfolio transactions and the basic organizational and Fund documents of the Registrant (see Subsections (2) (iiii). (4), (5), (6), (7), (9), (10) and (11) of Rule
31a-1(b)), which, with respect to portfolio transactions are kept by the Fund's Advisor at its address set forth in the prospectus and statement of additional information and with respect to trust documents by its administrator at 915 Broadway, New York, NY 10010 and 2020 E. Financial Way, Suite 100, Glendora, CA 91741.

ITEM 29. MANAGEMENT SERVICES

     Not applicable

ITEM 30. UNDERTAKINGS:

     Not applicable

                          SIGNATURES FOR THE REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles in the State of California on the 28 day of February 2001.

                                        INVESTORS RESEARCH FUND
                                        (Registrant)

                                        By: /s/ Glenn C. Weirick
                                            ------------------------------------
                                            Name:  Glenn C. Weirick
                                            Title: President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated:

         Signature                       Title                       Date
         ---------                       -----                       ----

/s/ Glenn C. Weirick              Trustee and President        February 28, 2001
----------------------------
Glenn C. Weirick


/s/ Geoffrey I. Edelstein         Treasurer and                February 28, 2001
----------------------------      Chief Financial Officer
Geoffrey I. Edelstein


/s/ Richard Chernick              Trustee                      February 28, 2001
----------------------------
Richard Chernick


/s/ Harry P. Gelles               Trustee                      February 28, 2001
----------------------------
Harry P. Gelles


/s/ Hugh J. Haferkamp             Trustee                      February 28, 2001
----------------------------
Hugh J. Haferkamp


/s/ Leonard S. Jarrott            Trustee                      February 28, 2001
----------------------------
Leonard S. Jarrott


/s/ Michael A. Marshall           Trustee                      February 28, 2001
----------------------------
Michael A. Marshall


/s/ William J. Nasif              Trustee                      February 28, 2001
----------------------------
William J. Nasif


/s/ Mark Schniepp                 Trustee                      February 28, 2001
----------------------------
Mark Schniepp


/s/ Dan B. Secord                 Trustee                      February 28, 2001
----------------------------
Dan B. Secord

                                INDEX TO EXHIBITS


Exhibit Number      Exhibit
--------------      -------

     a.(ii)         Declaration of Trust

     b.             By-laws

     d. Form of Investment Advisory Contract between Westcap Investors, LLC and the Registrant

     e. Form of Distribution Agreement between First Fund Distributors, Inc. and the Registrant


     g.             Form of Custodian Agreement

     h.(i) Form of Administration Agreement between Investment Company Administration, LLC and the Registrant
       (ii) Form of Transfer Agency and Service Agreement between Ultimus Fund Solutions, LLC and the Registrant
       (iii) Form of Fund Accounting Services Agreement between Ultimus Fund Solutions, LLC and the Registrant

     m.             Rule 12b-1 Plan

     p.(i)          Code of Ethics - Investors Research Fund
       (ii)         Code of Ethics - Westcap Investors
       (iii)        Code of Ethics - First Fund Distributors, Inc.